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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): November 23, 2001
                               (November 20, 2001)


                                 The Knot, Inc.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                __________              33-895178
(State or Other Jurisdiction of               (IRS Employer Identification No.)
        Incorporation)                             (Commission File Number)


462 Broadway, 6th Floor, New York, New York                                10013
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code                (212) 219-8555


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Item 5. Other Events.

Effective November 20, 2001, Alexander Lynch resigned from the board of directors of The Knot, Inc. to devote more time to his other business interests.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                The Knot, Inc.
                                                (Registrant)


Date:  November 21, 2001                        /s/ Richard Szefc
                                                -------------------------------
                                                Name:  Richard Szefc
                                                Title: Chief Financial Officer